No._________	Name of Offeree __________________

CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM

__________________________________

ETWINE, INC.

__________________________________

Maximum of 1,000,000 Shares of Common Stock

Offering Price: $0.25 per Share

__________________________________

eTwine, Inc., also known as “eTwine”, “we” or “us,” is offering for sale to persons who qualify as accredited investors and to a limited number of sophisticated investors, on a best efforts basis 1,000,000 shares of our common stock aggregating $250,000.00 at $0.25 per share. Subscriptions are payable by wire transfer or by check subject to collection. The offering price is $0.25 per common share. The common shares will be offered through our officers and directors on a best-efforts basis as set forth above. The minimum investment is $250, however, we may, in our sole discretion, accept subscriptions for lesser amounts. Therefore, funds received from all subscribers will be released to us upon acceptance of the subscriptions by us.

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The securities offered hereby are speculative, involve a high degree of risk and should not be purchased by anyone who cannot afford the loss of their entire investment. Prospective investors should consider carefully the information set forth under “risk factors” before purchasing such securities.

This memorandum contains forward-looking statements that involve risks and uncertainties. Our actual results may differ significantly from the results discussed in such forward-looking statements. Factors that might cause differences include, but are not limited to, those discussed in “risk factors.”

	Price to Investors	Commission (1)	Proceeds to Company (2)
Per Share	$0.25	$0	$0.25
Maximum Offering – 1,000,000 Shares	$250,000	$0	$250,000

(1)	The common shares are being offered on our behalf by our directors and officers who will not be compensated for doing so.
(2)

Before deducting non-commission expenses payable by us in connection with this offering, including, but not limited to blue sky filing fees, legal fees, and other related expenses of the offering estimated to be approximately $10,000.

(3)

This offering will expire on the earlier to occur of (i) October 31, 2005; or (ii) the sale of all of the common shares, unless extended by us for up to an additional 60 day period, in our sole discretion. The expiration shall be known as the termination date.

________________________

eTwine, Inc.

366 North Broadway, Suite 410

Jericho, NY 11753

JULY 25, 2005

The recipient of this document, prior to delivery, has agreed, and recipient’s acceptance constitutes recipient’s further agreement, that recipient will hold the information enclosed in this document and the transactions described in this document confidential and will not release or reproduce this document or discuss the information contained in it or use this document for any purpose other than evaluating a potential investment in our securities, without our prior express written permission.

Our common stock has not been registered under the Securities Act of 1933, as amended, also known as the “Securities Act,” or the securities laws of any state and are offered and sold in reliance upon exemptions from the registration requirements of the Securities Act and such state securities laws. The common stock has not been approved or disapproved by the Securities and Exchange Commission, any state securities commission or other regulatory authority, nor have any of the foregoing authorities passed upon or endorsed the merits of this offering or the accuracy or adequacy of the information set forth in this memorandum. Any representation to the contrary is unlawful. The common stock may not be sold or transferred without compliance with the registration or qualification provisions of applicable federal and state securities laws or an opinion of counsel, satisfactory to us, that an exemption from such registration or qualification requirements is available.

The minimum subscription is for $250, although we reserve the right to accept subscriptions for less than $250. The subscription price is payable upon submission to us of a fully completed and executed Subscription Agreement and Confidential Prospective Purchaser Questionnaire. The offering period will terminate upon the earlier to occur of (i) the date the maximum offering is sold or (ii) October 31, 2005; provided, however, that such offering period may be extended for up to an additional 60 day period in our sole discretion without notice to any subscriber.

To The Prospective Purchasers

This memorandum should not be considered legal or investment advice and each investor should consult with his own counsel, accountant or other investment advisor with respect to the consequences of an investment. No person is authorized to give any information or to make any representation in connection with this offering other than those contained in this memorandum. Information or representations not contained herein must not be relied upon as having been authorized by either us or any of our representatives or agents.

This memorandum has been prepared solely for the benefit of prospective investors interested in the possible placement of the securities and constitutes an offer only to an offeree to whom we have delivered this memorandum, and only to such offeree. Any reproduction or distribution of this memorandum, in whole or in part, or the disclosure of any of its contents, is prohibited without our prior written consent. Each offeree, by accepting delivery of this memorandum, agrees to return it and all related exhibits and other documents to us if the offeree does not intend to subscribe for the securities, the offeree’s subscription is not accepted, or the offering is terminated.

The securities are not transferable without the satisfaction of certain conditions, including registration or the availability of an exemption under the securities act and state securities laws. Prospective investors should assume that they will have to bear the economic risk of an investment in the securities for an indefinite period of time. No one should invest in the securities who cannot afford to lose his entire investment.

Each prospective investor and his advisor may, during normal business hours, ask us questions with respect to terms and conditions of the offering and request additional information relating to this memorandum. We will seek to provide answers and such information to the extent possessed by us or obtainable without unreasonable effort or expense. Offerees may be required to execute non-disclosure agreements as a prerequisite to reviewing documents determined by us to contain proprietary, confidential or otherwise sensitive information.

The statements contained in this document are based on information provided by us and believed to be reliable. Neither the delivery of this memorandum nor any sales made shall, under any circumstances, create an implication that there has been no change in the matters discussed herein since the date of this memorandum. However, in the event of any material changes during the offering period, this memorandum will be amended or supplemented accordingly. This memorandum contains a summary of certain provisions of documents relating to us, as well as summaries of various provisions of relevant statutes and regulations. Such summaries do not purport to be complete and are qualified in their entirety by reference to the texts of the original documents, statutes and regulations.

These securities are being offered in reliance upon an exemption from registration under the Securities Act, which exemption depends upon the existence of certain facts, including but not limited to the requirements that the securities are not being offered through general advertising or general solicitation, advertisements or communications in newspapers, magazines or other media, or broadcasts on radio or television, and that this memorandum shall be treated as confidential by the persons to whom it is delivered. Any distribution of this memorandum or any part of it or divulgence of any of its contents shall be unauthorized.

This memorandum constitutes an offer only if a name appears on the appropriate space on the front cover. We have the right to reject subscriptions in whole or in part.

This memorandum does not constitute an offer or solicitation in any state or other jurisdiction in which the person making such offer or solicitation is not qualified to do so or to any person to whom it is unlawful to make such offer or other solicitation.

NASAA Uniform Legend

In making an investment decision investors must rely on their own examination of us and the terms of the offering, including the merits and risks involved. These securities have not been recommended by any federal or state securities commission or regulatory authority. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this document. Any representation to the contrary is a criminal offense. These securities are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act, and the applicable state securities laws, pursuant to registration or exemption. Investors should be aware that they will be required to bear the financial risks of this investment for an indefinite period of time.

We encourage all potential investors to review carefully the attached exhibits and this memorandum.

SUMMARY

This memorandum contains forward-looking statements that involve risks and uncertainties. Our actual results may differ significantly from the results discussed in such forward-looking statements. Factors that might cause differences include, but are not limited to, those discussed in “Risk Factors.”

eTwine, Inc.

eTwine, Inc. was formed in the State of New York on May 7, 2004. The Certificate of Incorporation was amended on August 17, 2004 to increase the authorized number of common shares to 50,000,000 at a par value of $.001 per share. The Company’s founder, Darrell Lerner, owns 300,000 shares. On July 1, 2005 we issued 7,000,000 shares to our new President and Chief Executive Officer, Clifford Lerner.

eTwine Inc’s primary asset is its website which can be found at http://www.etwine.com. Our website was launched in beta mode in May 2004 and now has in excess of 5,500 members.

eTwine.com is a unique social community website that is proactive in understanding the wants and needs of the modern day single while being innovative in both appealing to the non-single user and addressing the shortcomings of the products currently offered on the market.

eTwine.com offers four distinct applications:

•	Online Dating
•	Social Networking
•	Event Planning & Management.
•	Weblogs (“Blogs”)

eTwine integrates all four of these applications into one easy to use platform to create a superior product offering - while additionally presenting several unique features within each application.

We presently maintain our principal offices at 366 North Broadway, Suite 410, Jericho, NY, 11753. Our telephone number is (516) 942-2030.

THE OFFERING

Securities Offered.	We are offering a maximum of 1,000,000 common shares.

Purchase Price.	$0.25 per Share.

Minimum Investment .	$250, although we may, in our sole discretion, permit sales of less than $250.

Offering Period	The offering period will terminate on the earlier of the sale of the maximum of 1,000,000 common shares or October 31, 2005. We have the option to extend the offering for a maximum of 60 days.

Plan of Distribution.	We, through our officers and directors, will offer on a best-efforts basis a maximum of 1,000,000 common shares.

Investor Suitability

This offering will only be made to persons who qualify as “accredited investors,” as that term is defined under the Securities Act and a limited number of sophisticated investors who meet certain suitability standards described in this document.

Use of Proceeds

The net proceeds from the offering will be used by us for advertising, working capital, and site enhancements thereby giving us the opportunity to gain members at a faster rate, further differentiate and brand our product, and ultimately generate revenue through membership fees and advertising income.

Restriction on Resale.

None of the common shares offered will be registered under the Securities Act and the certificates representing our common shares will contain a legend restricting the distribution, resale, transfer, pledge, hypothecation or other disposition of the common shares unless and until such common shares are registered under the Securities Act or an opinion of counsel reasonably satisfactory to us is received that registration is not required under the Securities Act.

Available Documents

Any documents or information concerning us which a prospective purchaser reasonably requests to inspect or have disclosed to him or her will be made available or disclosed, subject in appropriate circumstances to receipt by us of reasonable assurances that such documents or information will be maintained in confidence.

Subscription Documents

The purchase of the common shares shall be made pursuant to the Confidential Prospective Purchaser Questionnaire (attached hereto as Exhibit B) and the Subscription Agreement (attached hereto as Exhibit C), which will contain, among other things, customary representations and warranties and investment representations by the purchasers.

Expenses	All prospective purchasers of the common shares will be responsible for their own costs, fees and expenses, including the costs, fees and expenses of their legal counsel and other advisors.

Dividends.	We have not paid any dividends to date on the common shares.

RISK FACTORS

The common shares offered are highly speculative in nature, involve a high degree of risk and should be purchased only by persons who can afford to lose their entire investment. Accordingly, prospective investors should carefully consider, along with other matters referred to herein, the following risk factors in evaluating our business before purchasing any common shares. This Memorandum contains forward-looking statements which involve risks and uncertainties. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including those set forth in the following risk factors and elsewhere in this Memorandum.

We Have A Limited Operating History In Which To Evaluate Our Business.

We were incorporated in New York in May, 2004. We have limited revenue to date and have a limited operating history upon which an evaluation of our future success or failure can be made.

If We Do Not Raise Enough Money, We Will Have To Delay Our Expansion Plans Or Go Out Of Business.

After the total amount of shares, equaling 1,000,000 or $250,000 are sold, there will be no refunds on the sale of our common shares. Even if we raise the maximum amount of this offering, we may not have enough funds to successfully undertake our business plan.

There Is No Public Trading Market For Our Common Stock And You May Not Be Able To Resell Your Common Stock.

There is currently no public trading market for our common stock. Therefore, there is no central place, such as a stock exchange or electronic trading system, to resell your common shares. If you do want to resell your common shares, you may have to locate a buyer and negotiate your own sale.

Our Future Success Is Dependent, In Part, On the Performance And Continued Service Of Our Managers and Officers.

We are presently dependent to a great extent upon the experience, abilities and continued services of our managers and officers. The loss of services of any of the management staff could have a material adverse effect on our business, financial condition or results of operation.

The Shares Sold In This Offering Have Not Been Registered Under The Securities Act, And Therefore The Shareholders Must Be Prepared To Hold Such Shares For An Indefinite Period Of Time.

Our common shares offered are “restricted securities” as defined under the Securities Act. The resale of such securities may not be made without registration under the Securities Act and state securities laws or the existence of an exemption from such registration requirements.

We Have No Plans To Pay Dividends.

To date, we have paid no cash dividends on our common shares. For the foreseeable future, earnings generated from our operations will be retained for use in our business and not to pay dividends.

FORWARD LOOKING STATEMENTS AND ASSOCIATED RISKS

This memorandum contains certain forward-looking statements, including among others (i) anticipated trends in our financial condition and results of operations, and (ii) our business strategy for managing and expanding our operations. These forward-looking statements are based largely on our current expectations and are subject to a number of risks and uncertainties. Actual results could differ materially from these forward-looking statements. In addition to other risks described elsewhere in the Risk Factors discussion, important factors to consider in evaluating such forward-looking statements include (i) changes in external competitive market factors or in our internal budgeting process which might impact trends in our results of operations; (ii) unanticipated working capital or other cash requirements; (iii) changes in our business strategy or an inability to execute our strategy due to unanticipated changes in the industries in which we operate; and (iv) various competitive factors that may prevent us from competing successfully in the marketplace. In light of these risks and uncertainties, many of which are described in greater detail elsewhere in the “Risk Factors” discussion, there can be no assurance that the events predicted in forward-looking statements contained in this memorandum will, in fact, transpire. Prospective investors should have this Disclosure Statement reviewed by their personal investment advisors, legal counsel and/or accountants to properly evaluate the risks and contingencies of this offering.

USE OF PROCEEDS

The net proceeds to us after deducting offering expenses of up to $10,000.00 will be $240,000.00 if all of the common shares are sold. The first $10,000.00 raised will be used for offering expenses. We will use the net proceeds as follows:

Professional Services	$40,000
Advertising/Marketing	$120,000
Website Development & Hosting	$60,000
Working Capital	$20,000

Total	$240,000.00

While we currently intend to use the proceeds of this offering substantially in the manner set forth above, we reserve the right to reassess and reassign such use if, in the judgment of our board of directors, such changes are necessary or advisable. At present, no material changes are contemplated. Should there be any material changes in the above projected use of proceeds in connection with this offering, we will issue an amended prospectus reflecting the material change. The above amounts and priorities for the use of proceeds represent management’s estimates based upon current conditions.

DIVIDENDS

To date, we have paid no dividends on our common shares and have no present intention of paying any dividends on our common shares in the foreseeable future. The payment by us of dividends on the common shares in the future, if any, rests solely within the discretion of our board of directors and will depend upon, among other things, our earnings, capital requirements and financial condition, as well as other factors deemed relevant by our board of directors. Although dividends are not limited currently by any agreements, it is anticipated that future agreements, if any, with institutional lenders or others may limit our ability to pay dividends on our common shares.

BUSINESS

General

eTwine, Inc’s primary asset is its website which can be found at http://www.etwine.com. Our website was launched in beta mode in May 2004 and now has in excess of 5,500 members.

eTwine.com is a unique social community website that is proactive in understanding the wants and needs of the modern day single while being innovative in both appealing to the non-single user and addressing the shortcomings of the products currently offered on the market.

eTwine.com offers four distinct applications:

•	Online Dating
•	Social Networking
•	Event Planning & Management.
•	Weblogs (“Blogs”)

eTwine integrates all four of these applications into one easy to use platform to create a superior product offering - while additionally presenting several unique features within each application.

eTwine believes that its product offering in each one of these components on its own would significantly enhance the user experience compared to what our competitors offer, however, eTwine has gone one step further by devising a strategy for the seamless integration of these platforms into one easy to use application. Ultimately, the synergies that result from this integration will allow eTwine to offer its members a truly unparalleled online social experience with enormous profit potential for our investors.

While eTwine has something for all users, its particular target is the singles market. eTwine intends to become the pioneer and leader in the newly emerging enhanced social networking arena. eTwine’s social community concept combines all aspects of social networking and online dating with a unique event planning & management application. The social community concept that we have created is fun and exciting for singles, and ultimately offers singles more and easier ways to meet a potential mate. In addition to all of the standard features of online dating & social networking, eTwine elevates the concept with unique social networking features including:

•	Double Dating & Group Dating
•	The Exclusive “My Wingman” Concept
•	Singles Events with Unique Privacy Options
•	A Personal Blogging Tool in the User’s Profile
•	Blog Ratings
•	Periodic Event Notification Emails for Singles
•	“Date Now!” for Busy Urban Professionals

Revenue Streams:

eTwine anticipates generating revenue from four distinct revenue streams:

•

Subscription Fees - Once a critical mass of users have joined the site, eTwine will employ a standard subscription based model whereby users pay a monthly subscription fee in order to access certain premium features on the site.

•

eTwine Events - eTwine intends to offer a number of events for singles in various cities throughout the country. From speed dating to general bar nights, eTwine will host targeted events (based on age, race, religion, interests, etc) utilizing its member base. eTwine possesses a strong competitive advantage in this area by virtue of its event planning application because programming can be set up to ensure that eTwine sponsored events automatically filter into the target members’ community pages on the website as well as into their mailbox as the featured event in their periodic event notification emails.

•

Listing Fees from Establishments - eTwine’s most unique revenue stream will result from charging establishments a monthly fee to list their events on eTwine.com. When eTwine users sign on to the site, they view events targeted to age range, location, and type of event. eTwine plans to charge bars, clubs, and organizations a monthly fee to list their events, which will filter directly into the in-boxes and accounts of their target markets.

•

Advertising/Sponsorship - Once a reasonable number of users have joined the site, eTwine will employ a standard model in charging for advertising and sponsorships. The demographic that social networking and online dating sites typically attract is especially desirable to advertisers so this revenue stream has the potential to be substantial.

As of July 25, 2005, we have generated $101.07 in revenue via advertisements placed on eTwine.com.

Employees

As of July 25, 2005, we have 7 employees.

Legal Proceedings

In the normal course of our business, we may periodically become subject to various lawsuits. However, there are currently no legal actions pending against us nor, to our knowledge, are any such proceedings contemplated.

MANAGEMENT

Directors and Executive Officers

The following table sets forth, as of July 25, 2005, the names and ages of all of our directors and executive officers; and all positions and offices held. The director will hold such office until the next annual meeting of shareholders and until his or her successor has been elected and qualified.

Name	Age	Position
Cliff Lerner	27	President, CEO, Chairman of Board of Directors

The board of directors has no standing committees.

Family Relationships

No family relationship has ever existed between any director, executive officer of the company, or any person contemplated to become such.

Business Experience

The following summarizes the occupation and business experience during the past five years for our sole officer and directors.

CLIFF LERNER is our President and Chief Executive Officer as well as Chairman of our Board of Directors. Cliff has spent his professional career prior to joining eTwine at Lehman Brothers as an Analyst in its Equities division. He received a BS in Applied Economics & Business Management from Cornell University and was accepted into the prestigious START training program at Lehman Brothers where he began his career in the Product Management Group. He was asked to take on various roles at Lehman due to his versatility. His analytical skills and creativity have played a significant role in evolving his group into the focal point of Lehman’s equities research division for information and analysis. These skills coupled with his keen knowledge and understanding of successful business models as well as the overall online dating and social networking industries make him an invaluable asset and natural leader for eTwine.

Employment Agreements/ Terms of Office

None of the members of the Board of Directors or members of the management team presently have employment agreements with us.

Director Compensation

Our directors will not receive a fee for attending each board of directors meeting or meeting of a committee of the board of directors. All directors will be reimbursed for their reasonable out-of-pocket expenses incurred in connection with attending board of director and committee meetings.

Option Plan

There is no stock option plan or common shares set aside for any stock option plan.

Certain Relationships and Related Transactions

We will present all possible transactions between us and our officers, directors or 5% stockholders, and our affiliates to the board of directors for our consideration and approval. Any such transaction will require approval by a majority of the disinterested directors and such transactions will be on terms no less favorable than those available to disinterested third parties.

PRINCIPAL SHAREHOLDERS

The following table sets forth certain information concerning stock ownership of all persons known by us to own beneficially five percent or more of the outstanding Common Stock, each director and certain executive officers and directors as a group, and as adjusted to reflect the sale of the total amount of Shares offered hereby.

Name of Beneficial Owner	Number of Common shares Owned	Percent of Class Before Offering	Percent of Class After Offering(1)

Cliff Lerner	7,000,000	95.8%	84.3%

(1)	Assumes the sale of all of the Common shares offered.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as disclosed below, none of the following persons has any direct or indirect material interest in any transaction to which we are a party since our incorporation or in any proposed transaction to which we are proposed to be a party:

(A)	Any of our directors or officers;
(B)	Any proposed nominee for election as our director;
(C)	Any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to our Common Stock; or
(D)

Any relative or spouse of any of the foregoing persons, or any relative of such spouse, who has the same house as such person or who is a director or officer of any parent or subsidiary of our company.

PLAN OF DISTRIBUTION

Through our officers and directors, we are offering for sale, 1,000,000 common shares, at $0.25 per common share on a best-efforts basis. The Shares are being offered to accredited and a limited number of sophisticated investors by our officers and directors. Subscriptions are payable by wire transfer or by check subject to collection. The offering price is $0.25 per common share. The minimum investment is $250, however, we may, in our sole mutual discretion, accept subscriptions for lesser amounts. We shall be responsible for paying the legal fees and expenses incurred in connection with the registration of the common shares being sold in this offering under the state blue sky laws of the various states in which the common shares are sold, which fees are not expected to exceed $10,000.

We reserve the right to reject any subscription from a subscriber that we believe, in our sole discretion, does not meet the suitability standards for this offering. In such an event, any funds received from such subscriber will be promptly returned without interest or deduction.

Prior to the closing, a Confidential Prospective Purchaser Questionnaire (annexed hereto as Exhibit B) and a

Subscription Agreement (annexed hereto as Exhibit C) must be completed and executed by each investor and delivered to us along with funds in the amount of the purchase price of the common shares being purchased.

We may, at our sole discretion, reject any potential investor’s Subscription Agreement in whole or in part, however, Subscription Agreements from any potential investor may only be accepted if such investor meets the minimum suitability standards for an investment in this offering. We are under no obligation to accept a potential investor’s Subscription Agreement and we have the discretion to accept Subscription Agreements to subscribe for any amount up to and including the amount of the entire offering. Our executive officers, controlling persons and affiliates may purchase our common shares in the offering in any amount.

DESCRIPTION OF SECURITIES

Common Stock

We are authorized to issue 50,000,000 shares of common stock, $.001 par value per share. As of the date of this Circular, 7,300,000 common shares were issued and outstanding. Each outstanding share of Common Stock is entitled to one vote, either in person or by proxy, on all matters that may be voted on by the owners thereof at meetings of eTwine’ shareholders. Upon the completion of this offering, 8,300,000 common shares will be issued and outstanding, assuming sale of all of the common shares.

All common shares that are offered, when issued, will be fully paid and non-assessable, with no personal liability attaching to the ownership. The holders of common shares do not have cumulative voting rights, which means that the holders of more than 50% of such outstanding common shares can elect all of the directors.

Dividend Policy

It is unlikely that we will declare or pay cash dividends in the foreseeable future. We intend to retain earnings, if any, to expand our operations.

LIMITATIONS ON TRANSFER OF SHARES

The shares offered hereby have not been registered with the Commission pursuant to the Securities Act; however, they are deemed to be exempt from such registration pursuant to Regulation D Rule 506 of the Securities Act. Even so, the shares are subject to a restriction on re-sale and will be marked as such on the face of the certificate. In addition, there are limits on the resale of the shares by virtue of their corporate issuance. Accordingly, an investment in the shares offered herein should be considered highly illiquid.

INVESTOR QUALIFICATIONS

Prospective investors should consider carefully each of the risks associated with this offering, particularly those described in “Risk Factors.” In view of these risks, including the lack of an available trading market for the securities, and the consequent long-term nature of any investment in us, this offering is available only to investors who have substantial net worth and no need for liquidity in their investments. The shares will be offered for sale only to accredited investors and a limited number of sophisticated investors, who, in conjunction with such sale, will represent in the Subscription Agreement that, among other things, the share(s) purchased are being acquired by each investor for his own account, for investment purposes and not with a view to resell or distribute those shares.

We, in reliance upon the criteria set forth in Rule 501(a) promulgated under the Securities Act, have established investor suitability standards for investors in the securities. Common shares will be sold only to an investor who:

(a) represents that such investor is acquiring the common shares for such investor’s own account, for investment only not with a view to the resale or distribution thereof;

(b) acknowledges that the right to transfer the common shares will be restricted by the Securities Act, applicable state securities laws and certain contractual restrictions, and that the investor’s ability to do so will be restricted by the absence of a market for the common shares; and

(c) represents that such investor qualifies as one or more of the following:

(1) Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $250,000;

(2) Any natural person who had an individual income in excess of $250,000 in each of the two most recent years, or (except for residents of the State of New Jersey) joint income with that person’s spouse in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year;

(3) Any bank as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Act”), or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended; any insurance company as defined in Section 2(13) of the Act; any investment company registered under the Investment Harrison Act of 1940 (the “Investment Company Act”) or a business development Harrison as defined in Section 2(a)(48) of the Investment Company Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(4) Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

(5) Any organization (described in Section 501(c)(3) of the Internal Revenue Code), corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(6) Any director, or executive officer of eTwine;

(7) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment, or the company reasonably such purchaser comes within this description; or

(8) Any entity in which all of the equity owners are accredited investors.

If such person is not an Accredited Investor, that such person must be a sophisticated investor who:

(a) represents that such investor is acquiring the Securities or such investor’s own account, for investment only not with view to the resale or distribution thereof;

(b) acknowledges that the right to transfer the Securities will be restricted by the Securities Act, applicable statesecurities laws and certain contractual restrictions, and that he investor’s ability to do so will be restricted by the absence of a market for the Securities; and

(c) represents that such investor qualifies as one or more of the following:

(1)	has an investment of $250,000 or more in shares;

(2)         has personal income before taxes for his or her last fiscal year or latest 12-month period of at least $300,000;

(3)         is capable of bearing the economic risk of his or her investment and has a net worth (exclusive of home, home furnishings, personal automobiles and the amount to beinvested in these shares) of at least five (5) times the total purchase price of the shares subscribed for by the investor.

Investors will be required to make certain representations and to satisfy certain other standards and conditions, which are set forth in a Confidential Prospective Purchaser Questionnaire and Subscription Agreement (annexed hereto as Exhibits B and C, respectively) that must be executed by all investors in this offering.

The suitability standards referred to above are minimum requirements; the satisfaction of such standards does not mean that an investment in the Company is a suitable investment for an investor. In addition, we may revoke the offer made and refuse to sell any common shares to a prospective investor for any other reason whatsoever, even if such investor returns a Confidential Prospective Purchaser Questionnaire and Subscription Agreement containing appropriate representations.

SUBSCRIPTION PROCEDURES

In order to subscribe for the common shares, each prospective investor will be required to deliver the subscription price, made payable to “eTwine, Inc.” in United States dollars, by check or wire transfer in accordance with our instructions. In addition, the prospective investor must complete, execute and deliver the following to us:

•

A signature page that will evidence such prospective investor’s execution of a Subscription Agreement. This document includes certain representations by such investor relating to such investor’s subscription; and

•	A completed and executed Confidential Prospective Purchaser Questionnaire.

A prospective investor remitting the purchase price by wire transfer should first contact us to receive proper wire instructions to make necessary arrangements for such wire.

Subscription agreements are not binding on us until accepted by us. We reserve the right to reject, in whole or in part, in our sole discretion, any lesser number of common shares than the number for which a prospective investor has subscribed. If we reject all or a portion of any subscription, we will mail the subscriber a check for all, or the appropriate portion of, the amount submitted with such subscriber’s subscription, without interest or deduction there from.

FURTHER INFORMATION

The statements contained in this memorandum constitute only a brief summary of certain provisions of the documents referred to and the transactions contemplated. The statements contained in this document do not purport to be a complete description of every term and condition of such documents and are qualified in their entirety by reference to such documents. As with any summary, some details and exceptions have been omitted. If any of the statements made in this document are in conflict with any of the terms of any of such documents, the terms of such documents will govern. Reference is made to the actual documents for a complete understanding of what they contain. Copies of all documents in connection with the transaction described in this memorandum are either enclosed or are available for inspection at our offices. Each prospective investor and his advisor are invited and encouraged to ask us questions with respect to the terms and conditions of the offering and our business and request additional information necessary to verify information in this memorandum. We will seek to provide answers and such information to the extent possessed or obtainable without unreasonable effort or expense. Offerees may be required to execute non-disclosure agreements as a prerequisite to reviewing documents determined by us to contain proprietary, confidential or otherwise sensitive information. To obtain such information or to make arrangements to ask such questions of us, prospective investors should contact us at (516) 942-2030.

SUBSCRIPTION AGREEMENT

To: eTwine, Inc.

Attn: Mr. Cliff Lerner
366 North Broadway, Suite 410
Jericho, NY 11753

Gentlemen:

1. Subscription.

The undersigned (the “Purchaser”), intending to be legally bound, hereby irrevocably agrees to purchase from eTwine, Inc., a New York Corporation (the “Company”), the number of shares, set forth on the Signature Page at the end of this subscription Agreement (the “Agreement”) at a purchase price of $0.25 per share with a minimum investment of $250, upon the terms and conditions hereinafter set forth. This subscription is submitted to the Company accordance with and subject to the terms and conditions described in this Agreement and in the Confidential Private Placement Memorandum dated as of July 25, 2005.

The undersigned is delivering (i) the subscription payment made payable to eTwine, Inc. (ii) two executed copies of the Signature page at the end of this Agreement, and (iii) one executed copy of Purchaser Questionnaire for Individuals (if appropriate), attached hereto as Exhibit II, to:

eTwine, Inc.
Attn: Mr. Cliff Lerner
366 North Broadway, Suite 410
Jericho, NY 11753

The undersigned understands that the Common Stock is being issued pursuant to the exemption from the registration requirements of the United States Securities Act of 1933, as amended (the “Securities Act”), provided by Regulation D Rule 506 of such Securities Act. As such, the Common Stock is only being offered and sold to investors who qualify as “accredited investors,” and a limited number of sophisticated investors and the Company is relying on the representations made by the undersigned in this Agreement that the undersigned qualifies as such an accredited or sophisticated investor. The shares of Common Stock are “restricted securities” for purposes of the United States securities laws and cannot be transferred except as permitted under these laws.

2. Acceptance of Subscription.

The Offering will be open until the earlier to occur of (i) October 31, 2005; or (ii) the sale of all of the common shares, unless extended by us for up to an additional 60 day period, in our sole discretion.

Subject to applicable state securities laws, the Purchaser may not revoke any subscription that such Purchaser delivers to the Company. However, the undersigned understands and agrees that the Company, in its sole discretion, may (i) reject the subscription of any Purchaser, whether or not qualified, in whole or in, part, and (ii) may withdraw the Offering at any time prior to the termination of the Offering. The Company shall have no obligation to accept subscriptions in the order received. This subscription shall become binding only if accepted by the Company.

3. Memorandum.

The Purchaser hereby acknowledges receipt of a copy of the Confidential Private Placement Memorandum dated July 25, 2005 (as, the “Memorandum”).

4. Representations and Warranties.

4.1. The Company represents and warrants to, and agrees with the undersigned as follows, in each case as of the date hereof and in all material respects as of the date of any closing, except for any changes resulting solely from the Offering:

(a) The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with full power and authority to own, lease, license and use its properties and assets and to carry out the business in which it is engaged as described in the Memorandum. The Company is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing or use of property or assets or the conduct of its business makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the Company.

(b) At the date of the initial closing, the authorized capital stock of the Company will consist of 100,000,000 shares of common stock, par value $.001 per share. At such date, without taking into account the initial closing, there will be outstanding no more than 7,250,000 shares of Common Stock, excluding shares issued in connection with the Offering, shares issued upon exercise or conversion of options, warrants or other rights outstanding as of the date of the initial closing, in accordance with their terms as of such date, which terms have been described properly in the Memorandum.

Each outstanding share of Common Stock is validly authorized, validly issued, fully paid and non-assessable, without any personal liability attaching to the ownership thereof and has not been issued and is not or will not be owned or held in violation of any preemptive rights of stockholders. There is no commitment, plan or arrangement to issue, and no outstanding option, warrant or other right calling for the issuance of, any share of capital stock of the Company or any security or other instrument which by its terms is convertible into, exercisable for or exchangeable for capital stock of the Company, except, as may be described in the Memorandum. There is outstanding no security or other instrument which by its terms is convertible into or exchangeable for capital stock of the Company, except as may be described in the Memorandum

(c)There is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending or, to the best knowledge of the officers of the Company, threatened with respect to the Company, or any of its subsidiaries, operations, businesses, properties or assets except as may be described in the Memorandum or such as individually or in the aggregate do not now have and could not reasonably be expected have a material adverse effect upon the operations, business, properties or assets of the Company.

(d) The Company is not in violation of, or in default with respect to, any law, rule, regulation, order, judgment or decree except as may be described in the Memorandum or such as in the aggregate do not now have and will not in the future have a material adverse effect upon the operations, business, properties or assets of the Company; nor is the Company required to take any action in order to avoid any such violation or default.

(e) The Company has all requisite power and authority (i) to execute, deliver and perform its obligations under this Agreement, and (ii) to issue and sell the shares in the Offering.

(f) No consent, authorization, approval, order, license, certificate or permit of or from, or declaration or filing with, any United States federal, state, local, or other applicable governmental authority, or any court or any other tribunal, is required by the Company for the execution, delivery or performance by the Company of this Agreement or the issuance and sale of the shares, except such filings and consents as may be required and have been or at the initial closing will have been made or obtained under the laws of the United States federal and state securities laws.

(g) The execution, delivery and performance of this Agreement and the issuance of the Shares will not violate or result in a breach of, or entitle any party (with or without the giving of notice or the passage of time or both) to terminate or call a default under any agreement or violate or result in a breach of any term of the Company's Articles of Incorporation or Bylaws of, or violate any law, rule, regulation, order, judgment or decree binding upon, the Company, or to which any of its operations, businesses, properties or assets are subject, the breach, termination or violation of which, or default under which, would have a material adverse effect on the operations, business, properties or assets of the Company.

(h) The Shares issuable in this Offering are validly authorized and, if and when issued in accordance with the terms and conditions set forth in the Memorandum and in this Agreement, will be validly issued, fully paid and non-assessable without any personal liability attaching to the ownership thereof, and will not be issued in violation of any preemptive or other rights of stockholders.

(i) The Memorandum and this Agreement do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Without limiting the generality of the foregoing, there has been no material adverse change in the financial condition, results of operations, business, properties, assets, liabilities, or, to the knowledge of the Company, future prospects of the Company from the latest information set forth in the Memorandum.

4.2. The undersigned hereby represents and warrants to, and agrees with, the Company as follows:

(a) The undersigned is an "Accredited Investor" as that term is defined in Rule 501 (a) of Regulation D promulgated under the Securities Act, and as specifically indicated in Exhibit I attached to this Agreement. "

(b) The undersigned is a "Sophisticated Investor" as that term is defined in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act.

(c) For California and Massachusetts individuals: If the subscriber is a California resident, such subscriber's investment in the Company will not exceed 10% of such subscriber's net worth (or joint net worth with his spouse). If the subscriber is a Massachusetts resident, such subscriber's investment in the Company will not exceed 25% of such subscriber's joint net worth with such subscriber's spouse (exclusive of principal residence and its furnishings).

(d) If a natural person, the undersigned is: a bona fide resident of the state or non-United States jurisdiction contained in the address set forth on the Signature Page of this Agreement as the undersigned's home address; at least 21 years of age; and legally competent to execute this Agreement. If an entity, the undersigned has its principal offices or principal place of business in the state or non-United States jurisdiction contained in the address set forth on the Signature Page of this Agreement, the individual signing on behalf of the undersigned is duly authorized to execute this Agreement and this Agreement constitutes the legal, valid and binding obligation of the undersigned enforceable against the undersigned in accordance with its terms.

(e) The undersigned has received, read carefully and is familiar with this Agreement and the Memorandum.

(f) The undersigned is familiar with the Company's business, plans and financial condition, the terms of the Offering and any other matters relating to the Offering, the undersigned has received all materials which have been requested by the undersigned, has had a reasonable opportunity to ask questions of the Company and its representatives, and the Company has answered all inquiries that the undersigned or the undersigned's representatives have put to it. The undersigned has had access to all additional information necessary to verify the accuracy of the information set forth in this Agreement and the Memorandum and any other materials furnished herewith, and have taken all the steps necessary to evaluate the merits and risks of an investment as proposed hereunder.

(g) The undersigned (or the undersigned's purchaser representative) has such knowledge and experience in finance, securities, taxation, investments and other business matters so as to be able to protect the interests of the undersigned in connection with this transaction, and the undersigned's investment in the Company hereunder is not material when compared to the undersigned's total financial capacity.

(h) The undersigned understands the various risks of an investment in the Company as proposed herein and can afford to bear such risks, including, without limitation, the risks of losing the entire investment.

(i) The undersigned acknowledges that no market for the Common Stock presently exists and none may develop in the future and that the undersigned may find it impossible to liquidate the investment at a time when it may be desirable to do so, or at any other time.

(j) The undersigned has been advised by the Company that none of the Common Stock has been registered under the Securities Act, that the Common Stock will be issued on the basis of the statutory exemption provided by Rule 506 of the Securities Act or Regulation D promulgated thereunder, or both, relating to transactions by an issuer not involving any public offering and under similar exemptions under certain state securities laws; that this transaction has not been reviewed by, passed on or submitted to any federal or state agency or self-regulatory organization where an exemption is being relied upon; and that the Company's reliance thereon is based in part upon the representations made by the undersigned in this Agreement.

(k) The undersigned acknowledges that the undersigned has been informed by the Company of or is otherwise familiar with, the nature of the limitations imposed by the Securities Act and the rules and regulations thereunder on the transfer of the Common Stock. In particular, the undersigned agrees that no sale, assignment or transfer of any of the Common Stock shall be valid or effective, and the Company shall not be required to give any effect to such a sale, assignment or transfer, unless (i) the sale, assignment or transfer of such Common Stock is registered under the Securities Act, it being understood that the Common Stock are not currently registered for sale and that the Company has no obligation or intention to so register the Common Stock, except as contemplated by the terms of this Agreement or (ii) such Common Stock is sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Securities Act (it being understood that Rule 144 is not available at the present time for the sale of the Common Stock), or (iii) such sale, assignment or transfer is otherwise exempt from registration under the Securities Act, including Regulation S promulgated thereunder. The undersigned further understands that an opinion of counsel and other documents may be required to transfer the Common Stock.

(l) The undersigned acknowledges that the Common Stock shall be subject to a stop transfer order and the certificate or certificates evidencing any Common Stock shall bear the following or a substantially similar legend or such other legend as may appear on the forms of Common Stock and such other legends as may be required by state blue sky laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "ACT") OR. APPLICABLE STATE SECURITIES LAWS, AND SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH SALE OR TRANSFER IS EXEMPT FROM SUCH REGISTRATION REQUIREMENTS OF THE ACT AND APPLICABLE STATE SECURITIES LAWS.

(m) The undersigned will acquire the Common Stock for the undersigned's own account (or for the joint account of the undersigned and the undersigned's spouse either in joint tenancy, tenancy by `he entirety or tenancy in common) for investment and not with a view to the sale or distribution thereof or the granting of any participation therein, and has no present intention of distributing or selling to others any of such interest or granting any participation therein.

(n) No representation, guarantee or warranty has been made to the undersigned by any broker, the Company, any of the officers, directors, stockholders, partners, employees or agents of either of them, or any other persons, whether expressly or by implication, that:

(I) the Company or the undersigned will realize any given percentage of profits and/or amount or type of consideration, profit or loss as a result of the Company's activities or the undersigned's investment in the Company; or (II) the past performance or experience of the management of the Company, or of any other person, will in any way indicate the predictable results of the ownership of the Common Stock or of the Company's activities.

(o) No oral or written representations have been made other than as stated in the Memorandum, and no oral or written information furnished to the undersigned or the undersigned's advisor(s) in connection with the Offering were in any way inconsistent with the information stated in the Memorandum.

(p) The undersigned is not subscribing for the Common Stock as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person other than a representative of the Company with which the undersigned had a pre-existing relationship in connection with investments in securities generally.

(q) The undersigned is not relying on the Company with respect to the tax and other economic considerations of an investment.

(r) The undersigned understands that the net; proceeds from all subscriptions paid and accepted pursuant to the Offering (after deduction for commissions, discounts and expenses of the Offering) will be used in all material respects for the purposes set forth in the Memorandum.

(s) Without limiting any of the undersigned's other representations and warranties hereunder, the undersigned acknowledges that the undersigned has reviewed and is aware of the risk factors described in the Memorandum.

(t) The undersigned acknowledges that the representations, warranties and agreements made by the undersigned herein shall survive the execution and delivery of this Agreement and the purchase of the Common Stock.

(u) The undersigned has consulted his own financial, legal and tax advisors with respect to the economic, legal and tax consequences of an investment in the Common Stock and has not relied on the Memorandum or the Company, its officers, directors or professional advisors for advice as to such consequences.

5.	Indemnification.

The Purchaser understands the meaning and legal consequences of the representations and warranties contained in Section 4.2, and agrees to indemnify and hold harmless the Company and each member, officer, employee, agent or representative thereof against any and all loss, damage or liability due to or arising out of a breach of any representation or warranty, or breach or failure to comply with any covenant, of the Purchaser, whether contained in the Memorandum or this Subscription Agreement. Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the Purchaser, the Purchaser does not thereby or in any other manner waive any rights granted to the Purchaser under federal or state securities laws.

6.	Provisions of Certain State Laws.

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED TIE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND

MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO

REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE NEW YORK UNIFORM SECURITIES

ACT AND, THEREFORE, CANNOT BE RESOLD UNLESS THEY ARE REGISTERED UNDER THE ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

7.	Additional Information.

The Purchaser hereby acknowledges and agrees that the Company may make or cause to be made such further inquiry and obtain such additional information as they may deem appropriate, with regard to the suitability of the undersigned.

1. Irrevocability; Binding Effect.

The Purchaser hereby acknowledges and agrees that the Subscription hereunder is irrevocable, that the Purchaser is not entitled to cancel, terminate or revoke this Subscription. Agreement or any agreements of the undersigned thereunder and that this Subscription Agreement and such other agreements shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, legal representatives and assigns.

9.	Modification.

Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge or termination is sought.

10.	Notices.

Any notice, demand or other communication which any party hereto may be required, or may elect, to give to any other party hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail box, stamped registered or certified mail, return receipt requested, addressed to such address as may be listed on the books of the Company, or (b) delivered personally at such address.

11.	Counterparts.

This Subscription Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each such counterpart shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

12.	Entire Agreement.

This Subscription Agreement contains the entire agreement of the parties with respect to the subject matter hereof and there are no representations, covenants or other agreements except as stated or referred to herein.

13.	Severability.

Each provision of this Subscription Agreement is intended to be severable from every other provision, and the invalidity or illegality of any Portion hereof shall not affect the validity or legality of the remainder hereof.

14.	Assignability.

This Subscription Agreement is not transferable or assignable by the Purchaser.

15.	Applicable Law.

This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York as applied to residents of that State executing contracts wholly to be performed in that State.

16.	Choice of Jurisdiction.

The parties agree that any action or proceeding arising, directly, indirectly or otherwise, in connection with, out of or from this Subscription Agreement, any breach hereof or any transaction covered hereby shall be resolved within the County, City and State of New York. Accordingly, the parties consent and submit to the jurisdiction of the United States federal and state courts located within the County, City and State of New York.

IN WITNESS THEREOF, the undersigned exercises and agrees to be bound by this Subscription Agreement by executing the Signature Page attached hereto on the date therein indicated.

SUBSCRIPTION AGREEMENT

SIGNATURE PAGE

By executing this Signature Page, the undersigned hereby executes, adopts and agrees to all terms, conditions and representations of this Subscription Agreement and acknowledges all requirements are met by the purchaser to purchase shares in the Company.

Number of Shares Subscribed at $.25 per Share: ___________________________________

Aggregate Purchase Price: $ ____________________________________________________

Type of ownership:	____________	Individual
	____________	Joint Tenants
	____________	Tenants by the Entirety
	____________	Tenants in Common
	____________	Subscribing as Corporation or Partnership
	____________	Other

IN WITNESS WHEREOF, the undersigned Purchaser has executed this Signature
Page this __________	day of __________________________	, 2005.

_____________________________	______________________________
Exact Name in which Shares are to	Exact Name in which Shares are to
be Registered	be Registered

_____________________________	______________________________
Signature	Signature

_____________________________	______________________________
Print Name	Print Name

__________________________	______________________________
Tax Identification Number:	Tax Identification Number
_____________________________	______________________________

_____________________________	______________________________
Mailing Address	Mailing Address
_____________________________	______________________________
Residence Phone Number	Residence Phone Number

_____________________________	______________________________
Work Phone Number	Work Phone Number

_____________________________	______________________________
E-Mail Address	E-Mail Address

ACCEPTANCE OF SUBSCRIPTION

ETWINE, INC. hereby accepts the subscription of ________________Shares as of the ____________day of _________________, 2005.

ETWINE, INC.

By:	___________________________________________________________________

Name: ___________________________________________________________________

Title: ___________________________________________________________________

Exhibit I to Subscription Agreement

DEFINITION OF “ACCREDITED INVESTOR”

WITHIN THE MEANING OF REGULATION D

An accredited investor means any person who comes within any of the following categories, or whom the Company reasonably believes comes within any of the following categories, at the time of the sale of the Shares to that person:

(i) any bank as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker dealer registered pursuant to Section 15 of the Exchange Act; any insurance company as defined in Section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act; any Small Business Investment Company licensed by the U.S., Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(ii) any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

(iii) any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(iv) any of the directors or executive officers of the Company;

(v) any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of investment in the Common Stock, exceeds $250,000;

(vi) any natural person who had an individual income in excess of $250,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching that same income level in the current year;

(vii) any trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Common Stock, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; or

(viii) any entity in which all of the equity owners are accredited investors.

Exhibit II to Subscription Agreement

PURCHASER QUESTIONNAIRE FOR INDIVIDUALS

Purpose of this Questionnaire.

Shares of ETwine, Inc., a New York Corporation (the “Company’), are being offered without registration under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of certain states, in reliance on the private offering exemption contained in Rule 506 of the Securities Act and on Regulation D of the Securities and Exchange Commission thereunder (“Regulation D”), and in reliance on similar exemptions under certain applicable state laws. The purpose of this Purchaser Questionnaire is to assure the Company that the proposed purchaser meets the standards imposed for the application of such exemptions including, but not limited to, whether the proposed purchaser qualifies as an “accredited investor” as defined in Rule 501 under the Act or a “sophisticated investor” as defined in Rule 506 under the Act, your answers will at all times be kept strictly confidential. However, by signing this purchaser Questionnaire you agree that the Company may present this Purchaser Questionnaire to such parties as the Company may deem appropriate if called upon under the law to establish the availability of any exemption from registration of the private placement or if the contents hereof are relevant to any issue in any action, suit or proceeding to which the Company is a party or by which it may be bound. The undersigned realizes that this Purchaser Questionnaire does not constitute an offer by the Company to sell shares but is a request for information.

THE COMPANY WILL NOT OFFER OR SELL SHARES TO ANY INDIVIDUAL WHO HAS NOT FILLED

OUT, AS THOROUGHLY AS POSSIBLE, A PROSPECTIVE PURCHASER QUESTIONNAIRE.

Instructions:

One (1) copy of this Questionnaire should be completed, signed, dated and delivered to:

eTwine, Inc.
Attn: Mr. Cliff Lerner
366 North Broadway, Suite 410
Jericho, NY 11753

Please contact Mr. Cliff Lerner at (516) 942-2030 if you have any questions with respect to the Questionnaire.

PLEASE ANSWER ALL QUESTIONS. If the appropriate answer is “None” or “Not Applicable,” so state. Please print or type your answers to all questions. Attach additional sheets if necessary to complete your answers to any item.

I.	General Information:

Name: ________________________________

Date of Birth: ______________________________

Residence Address: _______________________________________________________________

Business Address: ________________________________________________________________

Home Telephone No.: ______________________________________________________________

Business Telephone No: ____________________________________________________________

E-mail Address: ___________________________________________________________________

Preferred Mailing Address: ________ Business	or _________	Home (check one)

Social Security Number: ____________________________________________________________

Marital Status: ____________________________________________________________________

II.	Financial Condition:

1. Did your individual annual income during each of 2003 and 2004 exceed $250,000 and do you reasonably expect your individual annual income during 2005 to exceed $250,000?

Yes _______	No _______

2. Did your joint (with spouse) annual income during each of 2003 and 2004 exceed $300,000 and do you reasonably expect your individual annual income during 2005 to exceed $300,000?

Yes _______	No _______

3. Does your individual or joint net worth exceed $250,000?

Yes _______	No _______

By signing this Questionnaire I hereby confirm the following statements:

(a) I am aware that the offering of Common Stock will involve securities that are not transferable and for which no market exists, thereby requiring my investment to be maintained for an indefinite period of time.

(b) I acknowledge that any delivery to me of the Memorandum relating to the Shares of Common Stock prior to the determination by the Company of my suitability as an investor, shall not constitute an offer of such Shares until such determination of suitability shall be made, and I agree that I shall promptly return the Memorandum to the Company upon request.

(c) My answers to the foregoing questions are, and were on any date (if any) that I previously subscribed for Shares in the Company, true and complete to the best of my information and belief and were true on any date that I previously as of, and I will promptly notify the Company of any changes in the information I have provided.

Executed:

Date:________________ _______________________________________________

(Printed Name)

Place: ____________________________________

__________________________________________
(Signature)

__________________________________________

(Printed Name of Joint Subscriber)